EXHIBIT 99.1

HALLMARK FINANCIAL SERVICES, INC.

Investor Conference Presentation

November 2006

Culture Based on Underwriting

Net Combined Ratio (2001 – Present)

Prior to July 1, 2005, Underwriting Results included Non-Standard Auto business only.
115.8%
115.3%
107.3%
96.3%
100.2%
101.1%
98.5%
88.8%
100.1%
93.1%
86.5%
2001
2002
2003
2004
2005
2006 YTD
Hallmark Stat.
A.M. Best P&C

HALLMARK FINANCIAL SERVICES, INC

9

TGA Operating Unit

<u>Gross Premiums Produced</u>

By Operating Unit

HGA
32%
TGA
42%
Phoenix
16%
Aerospace
10%

[$219 million as of 9/06YTD]

12

HALLMARK FINANCIAL SERVICES, INC

Phoenix Operating Unit

PHOENIX

<u>Gross Premiums Produced</u>

By Operating Unit

HGA
32%
TGA
42%
Phoenix
16%
Aerospace
10%

[$219 million as of 9/06YTD]

14

HALLMARK FINANCIAL SERVICES, INC

Key Growth Driver #1: Increased Retention

Gross Premium Retention
As of September 2006
($ in Millions)
$250
$200
$150
$100
$50
$0
2001
2002
2003
2004
2005
'06 YTD
Retained
Non Retained

16

HALLMARK FINANCIAL SERVICES, INC

Independent Analysts Peer Comparison

The following table presents independent analysts' consensus forecasts for Hallmark and its peer group of companies. Hallmark does not provide guidance with respect to future earnings and this analysis should not be construed as such.

($ in millions, except per share data)

Company	Stock Price	Market Cap	P/BV MRQ	ROE [1] CY2006E	ROE [1] CY2007E	P/TBV MRQ	ROTE [2] CY2006E	ROTE [2] CY2007E	P/E [1] CY2006E	P/E [1] CY2007E	EPS Growth [3] CY2006E	EPS Growth [3] CY2007E	CY2007E PEG Ratio [1]
Donegal Group	$16.77	$422	1.4x	13.1%	12.4%	1.4x	13.2%	12.4%	11.1x	10.5x	7.1%	6.0%	99.8%
EMC Insurance Group	31.74	436	1.5	18.1	10.5	1.5	18.1	10.5	8.5	13.1	27.9	(35.3)	239.0
First Mercury Financial [4]	20.80	360	2.3	NA	NA	3.1	NA	NA	NA	NA	NA	NA	NA
James River Group	30.05	453	2.2	17.4	16.8	2.3	17.8	17.1	14.4	12.5	NM	15.4	93.6
Markel	452.05	4,368	2.2	17.0	13.9	2.7	20.5	16.5	13.7	14.5	NM	(5.0)	131.4
National Interstate	28.08	538	3.3	20.6	19.5	3.3	20.6	19.5	16.6	14.4	13.9	15.2	116.8
Philadelphia Consolidated	45.42	3,199	3.0	28.9	19.3	3.0	28.9	19.3	11.8	13.8	76.8	(14.1)	93.4
ProCentury	16.12	214	1.6	15.2	14.6	1.6	15.2	14.6	10.6	9.7	NM	10.0	68.9
SeaBright Insurance	15.46	318	1.3	14.5	12.4	1.3	14.8	12.6	9.6	9.5	51.2	1.1	63.6
Selective Insurance	56.29	1,615	1.5	12.8	12.1	1.6	13.2	12.4	12.4	11.8	6.3	4.7	118.3
Tower Group	34.06	681	3.9	18.7	21.6	4.0	19.5	22.3	19.2	13.6	73.9	40.8	60.6
W.R. Berkley	36.17	6,931	2.2	22.9	19.6	2.3	23.4	19.9	10.8	10.2	32.5	6.1	72.7
		Mean	2.2x	18.1%	15.7%	2.3x	18.6%	16.1%	12.6x	12.1x	36.2%	4.1%	105.3%
		Median	2.2	17.4	14.6	2.3	18.1	16.5	11.8	12.5	30.2	6.0	93.6
Hallmark Financial Services [5]	$9.15	$190	1.3x	NM	14.7%	2.2x	NM	24.7%	17.6x	8.3x	NM	111.5%	55.5%

Source: SNL Financial LC, Capital IQ, Company Filings; as of 11/20/06

(1) Estimates provided by First Call and Wall Street research

(2) Consensus net income adjusted for amortization of intangibles (tax-effected) divided by estimated average equity based on most recent quarter's intangibles (goodwill and amortizable)

(3) Estimates provided by Reuters and Wall Street research

(4) Book value and tangible book value per share adjusted for $174 million IPO

(5) Book value and tangible book value per share adjusted for $27 million follow-on offering

23

HALLMARK FINANCIAL SERVICES, INC

Independent Analysts Peer Comparison

The following graph presents independent analysts' consensus forecasts for Hallmark and its peer group of companies. Hallmark does not provide guidance with respect to future earnings and this analysis should not be construed as such.

4.5x
4.0x
3.5x
3.0x
2.5x
2.0x
1.5x
1.0x
0.5x
0.0x
P/TBV
TWGP
PHLY
MKL
BER
JRVR
HALL
SGI
EMCI
SEAB
PROS
DGICB
10.0%
12.0%
14.0%
16.0%
18.0%
20.0%
22.0%
24.0%
26.0%
2007E ROTE

24

HALLMARK FINANCIAL SERVICES, INC

Independent Analysts Peer Comparison

The following graph presents independent analysts' consensus forecasts for Hallmark and its peer group of companies. Hallmark does not provide guidance with respect to future earnings and this analysis should not be construed as such.

P/BV
4.5x
4.0x
3.5x
3.0x
2.5x
2.0x
1.5x
1.0x
0.5x
0.0x
TWGP
PHLY
BER
MKL
JRVR
SIGI
BMCI
PROS
SEAB
DGICB
HALL
10.0%
12.0%
14.0%
16.0%
18.0%
20.0%
22.0%
24.0%
26.0%
2007E ROE

25

HALLMARK FINANCIAL SERVICES, INC

Stock Performance Chart (3 Years)

The following chart shows the three year stock performance of Hallmark (NASDAQ: HALL) against Standard & Poor's 500 index.

NAME
LAST TRADE
CHANGE
VOLUME
TIME
Hallmark Financial Services Inc.(HALL)
9.25
0.10(1.09%)
18,975
3:58pm ET
Back to Quote
HALL
^GSPC
Nov 16th, 2006 Open: 9 High: 9.05 Low: 8.93 Close: 9.05 ^GSPC: 1,399.76
---- Hallmark Financial
---- S&P 500
200%
150%
100%
50%
0%
(c) 2006 Yahoo! Inc.
2004
Apr
Jul
Oct
2005
Apr
Jul
Oct
2006
Apr
Jul
Oct
Splits
Dividends
1d
5d
1m
3m
6m
YTD
1y
2y
5y
Max
Time Range
Nov 17,2003 - Nov 20,2006

26

HALLMARK FINANCIAL SERVICES, INC

SEARCHABLE text of Slide Show Follows:

Slide # 01

HALLMARK
FINANCIAL
SERVICES, INC.

Investor Conference Presentation

November 2006

Slide # 02

Forward-Looking Statements

This presentation includes certain forward-looking statements regarding our expected performance for future periods and actual results for such periods may materially differ. These statements are intended as "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve risks and uncertainties, including risks of changing market conditions in the overall economy and the industry, consumer demand, regulatory environment, current and future litigation, the success of new products and acquisitions and the success of our strategies and other factors detailed from time to time in our annual and other reports filed with the Securities and Exchange Commission.

Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, our business and growth strategies, our performance goals, our projected financial condition and operating results, our understanding of our competition, industry and market trends, the impact of technology on our products, operations and business, and any other statements or assumptions that are not historical facts.

More information about these and other factors that potentially could affect our financial results is included in the Registration Statement on Form S-1 (as amended) in connection with the recent initial public offering of our common stock and in our other public filings filed with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance upon these forward-looking statements that speak only as to the date of this presentation. All forward-looking statements included in this presentation are based upon information presently available, and the Company assumes no obligation to update any forward-looking statements.

Slide # 03

Overview

Mark Schwarz

Executive Chairman

Slide # 04

Who We Are

* Diversified specialty property/casualty insurer

* Market, distribute, underwrite and service personal and commercial insurance in selected markets

  Focused on short-tailed lines in underserved sectors

* Four Operating Units:

  HGA Operating Unit: Standard commercial insurance
  TGA Operating Unit: Excess & surplus insurance
  Phoenix Operating Unit: Non-standard personal auto
  Aerospace Operating Unit: General aviation insurance

* "A-" (Excellent) A.M. Best Financial Strength Rating

Slide # 05

Our History

1990	Legacy insurance operations begin, focusing on Texas non-standard auto market
2000	Newcastle Partners makes first investment
2001	Mark Schwarz becomes Chairman
Brings new direction, new management team
2002	Diversify into commercial lines with acquisition of Hallmark General Agency
2003	Expand non-standard auto operations with acquisition of Phoenix Indemnity Ins. Co. ("PIIC")
2005	Capital plan to increase business retention and secure A.M. Best rating of "A-"
2006	Acquisition of TGA and Aerospace Operating Units and completed public offering of three million shares

Years colored in red indicate Newcastle investment

Slide # 06

Our Philosophy

Create a Premier Specialty Insurer Focused on Profitability and Long Term Growth of Shareholder Equity

- Build strong management team with interests aligned to shareholders

- Concentrate on specialty insurance niches

- Create well diversified business lines

- Selectively acquire well positioned companies with strong operating management

- Build strong balance sheet based on conservative investment, reinsurance and reserving practices

Slide # 07

Our Management Team

Name	Position	Industry Experience
Corporate
Mark Schwarz	Executive Chairman	11
Mark Morrison	Chief Executive Officer	24
Jeff Passmore	Chief Accounting Officer	16
Operating
Kevin Kasitz	President - HGA	18
Don Meyer	President - TGA	27
Brooks Davis	President - Phoenix	12
Curtis Donnell	President - Aerospace	37

Slide # 08

Business Strategy: Specialty/Niche Insurance

* Property/casualty insurance products:

  Underserved markets - limited competition
  Highly customized products to meet unique needs of insureds
  Low price sensitivity
  Low-severity and short-tailed
  Underwriting expertise critical

* Operating Units:

  Strong relationships with agents and specialty brokers
  Tailored market strategies for each Unit
Superior agent and customer service
Results:	Higher agent/customer retention
Strong, consistent underwriting performance

Slide # 09

Culture Based on Underwriting

  Goal: Generate an underwriting profit on all business
  Emphasis on bottom-line profitability over top-line growth
  Underwriters' bonuses based on underwriting performance
  Underwriters' average experience is over 15 years
  Reinsurance used to manage earnings volatility & capital risk

Chart Net Combined Ratio (2001-Present)
Line Graph Hallmark & A.M. Best P & C

Slide # 10

Business Review

Mark Morrison

President & CEO

Slide # 11

HGA Operating Unit

Gross Premiums Produced
By Operating Unit

[Pie Chart]
HGA	32%
TGA	42%
Aerospace	10%
Phoenix	16%
[$219 million as of 9/06YTD]

Specialty:

  Small, low-hazard commercial package business
  Focused on rural and suburban markets

Agency Relationships:

  Long-standing relationships
  Selectively chosen group of 165 independent retail agents in TX, NM, OR, ID, MT & WA
  Agents have market exclusivity

Growth Opportunities:

  Expand into new geographic areas using existing and new agents

Slide # 12

TGA Operating Unit

Gross Premiums Produced
By Operating Unit

[Pie Chart]
HGA	32%
TGA	42%
Aerospace	10%
Phoenix	16%
[$219 million as of 9/06YTD]

Specialty:

  Difficult-to-place small business risk
  Primarily commercial auto and general liability

Agency Relationships:

  36 independent general agencies in TX, OK and LA
  825 retail agents in TX

Growth Opportunities:

  Increase premium retention
  Expand into new geographic areas
  Leverage HGA agency network

Slide # 13

Aerospace Operating Unit

Gross Premiums Produced
By Operating Unit

[Pie Chart]
HGA	32%
TGA	42%
Aerospace	10%
Phoenix	16%
[$219 million as of 9/06YTD]

Specialty:

  General aviation: small airports and small airplanes
  New/transitional pilots and older aircraft

Agency Relationships:

  215 specialty aviation brokers in 48 states

Growth Opportunities:

  Increase premium retention
  Expand policy limits
  New marketing emphasis

Slide # 14

Phoenix Operating Unit

Gross Premiums Produced
By Operating Unit

[Pie Chart]
HGA	32%
TGA	42%
Aerospace	10%
Phoenix	16%
[$219 million as of 9/06YTD]

Specialty:

  Non-standard personal auto

Agency Relationships:

  920 independent retail agents in TX, NM, AZ, OK and ID
  Focus on ease of doing business through technology

Growth Opportunities:

  Expand into new geographical areas
  Expand distribution network

Slide # 15

Key Growth Drivers

1. Increased Retention:

  Significantly increase revenue on existing production
  Existing book of business highly profitable
  Provides low-risk earnings growth potential through 2009

2. Organic Growth:

  Expand existing businesses into new geographies
  Opportunity to sell products across Operating Units
  Expand relationships across states lines with existing agents

3. Acquisitions:

  Seek to selectively acquire complementary specialty/niche lines of property/casualty insurance
  Ability to enhance margins and increase ROI by efficiently using capital base and licenses
  Senior management has proven track record in acquisitions

Slide # 16

Key Growth Driver #1: Increased Retention

  Significantly increase earnings potential through retention of current business
  Retained only 67% of premiums produced in 2006.
  Goal: Increase retention to 100% of production over next three years
  Target combined ratio in the low 90%'s during all market cycles

Gross Premium Retention
As of September 2006
Bar Graph Retained & Non Retained

Slide # 17

Financial Overview

Slide # 18

Summary Income Statement

			Nine Months Ended
Year Ended December 31			September 30
2003	2004	2005	2005	2006
Gross Premiums Produced	$124,264	$119,305	$118,066	$90,217	$219,083
Gross Premiums Written	43,338	33,389	89,467	62,985	153,718
Net Premiums Earned	41,975	32,445	59,184	38,727	104,887
Total Revenues	69,559	63,121	87,035	60,397	148,072
Losses and LAE	30,188	19,137	33,784	22,584	60,478
Total Expenses	68,873	54,519	73,567	51,031	140,693
Net Income Before Extraordinary Gain	$661	$5,849	$9,186	$6,292	$4,461
Net Income	$8,745	$5,849	$9,186	$6,292	$4,461
Realized (Gains)/Losses	$88	$27	($58)	($52)	$1,501
Amort. of Discount on Convertible	0	0	0	0	9,625
Tax Effect	(30)	(9)	20	(18)	(4,084)
Net Operating Income (1)	$719	$5,867	$9,148	$6,222	$11,503
Earnings per Share:
Basic	$0.14	$0.83	$0.76	$0.58	$0.28
Diluted	0.13	0.82	0.76	0.58	0.28
Operating Earnings per Share (1):
Basic	$0.15	$0.83	$0.76	$0.57	$0.72
Diluted	0.15	0.82	0.76	0.57	0.72

(1) These non GAAP measurements should not be viewed as a substitute for net income or earnings per share determined in accordance with GAAP. Management believes this information provides useful supplemental information in evaluating our operating results.

Slide # 19

Select Financial Highlights

				Nine Months Ended		CAGR
	Year Ended December 31			September 30		12-Months 9-Months
	2003	2004	2005	2005	2006	2003-05	2005-06
Gross premiums written	$43,338	$33,389	$89,467	$62,985	$153,718	106%	144%
Net premiums earned	41,975	32,445	59,184	38,727	104,887	41%	171%
Total revenues	69,559	63,121	87,035	60,397	148,072	25%	145%
Net Income	8,745	5,849	9,186	6,292	4,461
Loss Ratio (GAAP)	72.5%	60.5%	60.3%	58.3%	57.7%
Expense Ratio (GAAP)	26.5%	27.8%	34.6%	34.0%	30.4%
Combined Ratio-(GAAP)	99.0%	88.3%	94.9%	92.3%	88.1%
EPS - Basic	$1.80	$0.83	$0.76	$0.58	$ 0.28
EPS - Diluted	$1.77	$0.82	$0.76	$0.58	$ 0.28
Return on Average Equity	49%	19%	16%	14%	6%
Adjusted Net Income (1) (2)	661	5,849	9,186	6,292	10,527	1290%	67%
Adjusted EPS - Basic (1) (2)	$0.14	$0.83	$0.76	$0.58	$ 0.66
Adjusted EPS - Diluted (1) (2)	$0.13	$0.82	$0.76	$0.58	$ 0.66
Return on Average Equity (1) (2)	5%	19%	16%	14%	14%
Book Value Per Share	$4.52	$5.37	$5.89	$5.74	$ 6.83	30%	19%

(1) 2006 adjusted to exclude the effect of the non-cash interest charge (net of tax) of $6.1 million resulting from the convertible promissory notes issued and converted during the year. See Non-GAAP measure slide at the end of this presentation for a reconciliation to GAAP.

(2) 2003 excludes extraordinary gain of $8.1 million (net of tax) recognized in 2003 from the acquisition of PIIC

Slide # 20

Pro Forma Capitalization

Capital structure designed to maximize ROE, sustain current financial strength ratings and provide flexibility for future working capital needs.

As of September 30, 2006
  Actual    As Adjusted

($ in thousands)

Debt:
Short-term Debt	$29,840	$17,340
Long-term Debt	55,516	43,316
Trust Account Securing
Structured Settlements	(24,326)	(24,326)
Total Debt	61,030	36,330
Total Stockholders' Equity	121,353	146,053
Total Capitalization	$182,383	$182,383
Debt/Total Capital	33.5%	19.9%

The "As Adjusted" amounts are the actual amounts adjusted for the application of $24.7 million in net proceeds received from our public stock offering completed in October 2006. Total debt is reduced by the $24.3 million in future guaranteed payments to the TGA sellers that are fully secured in a trust account on Hallmark's balance sheet.

Slide # 21

Investment Portfolio

Investment Portfolio
As of September 2006

[Pie Chart]
Cash & Equivalents	$47.1MM
Short-Term Investments	$40.2MM
Equity Investments	$3.7MM
Debt Securities	$152.9MM

Objective: Maximize total return while maintaining safety of capital

  2% of portfolio invested in equities
  Tax equivalent yield on fixed-income portfolio of approximately 4.8%
  Weighted-average duration of 3.0 years
  Weighted-average credit rating of "AA"

Slide # 22

Investment Considerations

  Management's interests aligned with shareholders
  Substantial low-risk growth potential through retention of existing business-geographic expansion-and acquisitions
  Disciplined underwriting strategy focused on profitability
  Track record of strong underwriting performance
  Operate in diversified, sustainable niche markets
  Demonstrated ability to identify and acquire profitable, niche businesses
  Strong balance sheet built on conservative investment and loss reserving philosophies
  Targeted returns on equity of mid/high teens
  Attractively valued stock at approximately 1.4x book value (vs. peer group mean of 2.3x book)

Slide # 23

Independent Analysts Peer Comparison

This slide presents an independent analyst's peer group company comparison of various financial metrics to Hallmark Financial Services, Inc. including stock price, market capitalization, price to book value, return on equity, price to earnings ratio and earnings per share growth.

Slide # 24

Independent Analysts Peer Comparison

This slide presents an independent analyst's regression chart of peer group company price to total book value by estimated return on total equity for 2007.

Slide # 25

Independent Analysts Peer Comparison

This slide presents an independent analyst's regression chart of peer group company price to book value by estimated return on equity for 2007.

Slide # 26

Stock Performance Chart (3 Years)

This slide presents a three year stock performance of Hallmark Financial Services, Inc. against the Standard & Poor's 500 index.

Slide # 27

HALLMARK
FINANCIAL
SERVICES, INC.

NASDAQ: HALL

Slide # 28

Non-GAAP Measure Reconciliation

The following reconciles Hallmark's year to date net income, diluted earnings per share and return on average equity without interest expense from amortization attributable to the deemed discount on convertible promissory notes to its reported results (in thousands). Management believes reconciliation provides useful supplemental information in evaluating the operating results of Hallmark's business. This disclosure should not be viewed as a substitute for net income, diluted earnings per share and return on average equity determined in accordance with U.S. generally accepted accounting principles ("GAAP"):

Income excluding interest expense from amortization of discount, net of tax		Interest expense from amortization of discount	Tax effect	Net Income
Nine months ended September 30, 2006	$10,527	$9,625	$(3,559)	$ 4,461
Weighted average shares - basic	16,019			16,019
Weighted average shares - diluted	16,038			16,038
Average shareholders' equity	103,271			103,271
Net income per share - basic	$0.66			$0.28
Net income per share - diluted	$0.66			$0.28